Interbank Borrowings (Details) - Chilean Central Bank [Member] $ in Billions	12 Months Ended
Dec. 31, 2020 USD ($)
Interbank Borrowings (Details) [Line Items]
Line of credit (in Dollars)	$ 24
MPR interest rate percentage	0.50%
Borrowing percentage	3.00%
Additional borrowing percentage	12.00%
Loan provided description	Loans provided by this line of credit may have maturities of up to 4 years and must be secured by government bonds, corporate bonds or highly rated large commercial loans as collateral. Loans provided under the second line of credit, the LCL, are unsecured and may have maturities of up to 2 years.